ORGANIZATION AND PRINCIPAL ACTIVITIES	6 Months Ended
Mar. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION AND PRINCIPAL ACTIVITIES

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Q&K International Group Limited (the “Company” or “Q&K”), its subsidiaries and consolidated variable interest entities (the “Group”) is a rental apartment operation platform in the People’s Republic of China (the “PRC”), that provides rental and value-added services to young, emerging urban residents since 2012. The Group sources and converts apartments to standardized furnished rooms and leases to young people seeking affordable residence in cities in the PRC.

On October 26, 2021, the Group transferred of all of its equity interest in Q&K Investment Consulting Co., Ltd. (“Q&K Investment Consulting”) to Wangxiancai Limited, which is a related party of the Group, and is beneficially owned by the legal representative and executive director of one of the Group’s subsidiaries (the “Transfer of Equity Interest”). The Transfer of Equity Interest is made at nominal consideration. Q&K Investment Consulting has a series of contractual arrangements with Shanghai Qingke E-commerce Co., Ltd. (“Q&K E-commerce”), the Group’s variable interest entity, through which the Group carried out certain rental apartment operation business. Q&K Investment Consulting and Q&K E-commerce, on a consolidated basis, had been loss making. According to the contractual arrangements, Q&K E-commerce agrees to pay service fees equivalent to no less than 100% of its annual net profit to Q&K Investment Consulting. However, Q&K E-commerce had never paid any service fee to the Q&K Investment Consulting under the contractual arrangement as it had been loss making. The Transfer of Equity Interest was performed to dedicate the Group’s business resources to operate higher-quality rental apartments through the Group’s subsidiaries in China. As a result of the Transfer of Equity Interest, the Group no longer conducts any operation through a variable interest entity.

After the Transfer of Equity Interest, in January 2022, Shanghai Qingke Public Rental Housing Leasing Management Co., Ltd. (“Qingke Public Rental”), one of the subsidiaries of the VIE, filed the voluntary petition for bankruptcy under the Article 2 of the PRC Enterprise Bankruptcy Law with Shanghai Third Intermediary Court (“Court”). The Court announced the effectiveness of the petition on January 4, 2022. As of the date of this report, Qingke Public Rental is in the process of liquidation.

However the Group did not account for the Transfer of Equity Interest as a discontinued operation, as the Group has continuous involvement in the settlement of liabilities of Q&K Investment Consulting and has control over the allocation of remaining assets in liquidation of Qingke Public Rental.

Effective on March 7, 2022, the Group changed the ratio of the American depositary shares (“ADSs”) representing its Class A ordinary shares from one (1) ADS representing thirty (30) Class A ordinary share to one (1) ADS representing one hundred and fifty (150) Class A ordinary shares. For the ADS holders, the change in the ADS ratio will have the same effect as a one-for-five reverse ADS split. There will be no change to the Company’s Class A ordinary shares. The exchange of every five (5) then-held (old) ADSs for one (1) new ADS will occur automatically with the then-held ADSs being cancelled and new ADSs being issued by the depositary bank, in each case as of the effective date for the ADS ratio change. No fractional new ADSs will be issued in connection with the change in the ADS ratio.